EXHIBIT 99.1

Crown Equity Holdings, Inc. Announces Three New Appointments to Board of Directors

Las Vegas, NV— August 18, 2020 – Crown Equity Holdings, Inc. (OTCPINK: CRWE) announced today it has appointed Shahram Khial, Ph.D, Mohammad Sadrolashrafi, P.E., and Malcolm Ziman to its board of directors and management team.

Crown Equity Holdings, Inc. President, Mike Zaman stated, “I am pleased to welcome these three newest members to our Board of Directors. Their diverse experiences make them an asset to the Board and to the organization.” “We are very fortunate to have them by our side as we continue to strengthen the company.” Mr. Zaman added.

Shahram Khial Ph.D. has been appointed Vice President of Marketing.

Shahram Khial Ph.D. has sound interpersonal communication skills in several languages, effective interfacing with health care institutions, communities, organizations and industries, public and private sectors within all levels of management. Mr. Khial have served on the board of directors of several private and publicly held corporations.

Mohammad Sadrolashrafi P.E. has been appointed Vice President of Operations.

Mohammad Sadrolashrafi P.E. has multidisciplinary managerial, administrative and technical experience, as well as having the people skills to manage, negotiate, plan, design, and to achieve the company’s strategic goals.

Malcolm Ziman has been appointed Vice President of Finance.

Malcolm Ziman a businessman who has knowledge in finance, mergers, acquisitions, and capital markets, combined with his professional experience in diverse operational, managerial, and administrative skills will be an asset to the company.

The Board will increase its members from three (3) to six (6).

About Crown Equity Holdings, Inc.

Crown Equity Holdings, Inc. (OTC PINK: CRWE) is a vertically integrated, global media and financial services company which provides powerful solutions to enhance worldwide visibility and universal relevance, enabling companies to achieve accelerated growth and rapid results that spans all the stages of a company's life cycles. Additionally, Crown Equity Holdings, Inc. is developing its CRWE WORLD (www.crweworld.com) and related digital properties into a global online community which will launch, manage and own select businesses and projects. For more information regarding Crown Equity Holdings, Inc., please visit: http://www.crownequityholdings.com.

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Forward-Looking Statement

This news release contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new business opportunities and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Contact:

Mike Zaman President/CEO
702-683-8946
info@crownequityholdings.com

SOURCE: Crown Equity Holdings Inc.

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